UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2019, Body and Mind Inc. (the “Company”) issued a news release announcing its financial results for the fiscal year ended July 31, 2019. The information regarding the financial results for the fiscal year ended July 31, 2019 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 14, 2019, the Company issued a news release announcing its financial results for the fiscal year ended July 31, 2019 and is providing shareholders with an operational update.

FY2019 Financial Summary (results expressed in $USD unless otherwise indicated):

•	For the fiscal year ended July 31, 2019, achieved record annual revenue of $5.33 million, a 98% increase year-over-year from Nevada operations;
•	Fourth quarter sales of $ 1.57 million, a 27 % gain over Q3 sales;
•	Gross profit totalled $ 1.78 million for fiscal 2019, yielding a gross profit margin of 33.4%;
•	Significant inventory of $1.39 million as of July 31, 2019;
•	Basic and Diluted loss per share $(0.05);
•	Revenue is reported from Nevada operations only. Income from Ohio is treated as equity pickup and the Company assumed management of ShowGrow Long Beach after the end of the fiscal year; and
•	At July 31, 2019, BaM had $ 9.00 million in cash.

Operational Milestones for FY2019 and to Date:

California:

•	Entered a definitive asset purchase agreement for ShowGrow™ California dispensaries in Long Beach and San Diego;
•	Assumed management of ShowGrow Long Beach dispensary effective August 1, 2019, which is fully operational;
•	Commenced construction on ShowGrow San Diego location which is fully funded and 60% owned by NMG San Diego, LLC, a subsidiary of BaM;
•	Submitted a dispensary application for Chula Vista, California with outcome expected during the fourth quarter of 2019. The application was not top in scoring, however, no licenses have been awarded in the process to date;
•	Entered into management agreement for production operations at a licensed Cathedral City facility;
•	Following receiving final testing and California packaging compliance certificates for the Cathedral City facility and BaM’s products, Satellites Dip, LLC began shipping BaM’s award-winning products to dispensaries in the state of California.

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Nevada:

•	Completed Nevada office relocation and advanced fully funded construction to expand production capabilities;
•	The new production facility is approximately 7,500 square feet and is anticipated to be operational in Q1 2020 pending license transfer from local and state authorities; and
•	BaM will introduce new mechanization and automation equipment to support expansion of the BaM product lines, SKU’s, and efficiencies.

Ohio:

•	Opened Clubhouse dispensary in Ohio, which is now fully operational and is currently 30% indirectly owned by BaM; and
•	Entered into a definitive agreement to acquire the remaining 70% subject to regulatory approval.

Arkansas:

•	Expanded into Arkansas with in-state partner, Comprehensive Care Group LLC, for a dispensary and fifty plant cultivation facility;
•	Construction of the fully funded medical marijuana dispensary in West Memphis, Arkansas is moving forward and all pre-construction activities have been completed. Work is in-progress on roughing in chase ways for power upgrades while electrical rough in remains ongoing throughout the project. Additionally, HVAC ductwork is 90% complete in the dispensary area; and
•	The facility is anticipated to be approximately 10,000 square feet with roughly 7,000 square feet for cultivation and operations and 3,000 square feet for retail.

Capital Markets Milestones:

•	Completed strategic financing with Australis Capital;
•	Completed oversubscribed financing for gross proceeds of CAD$14.7 million;
•	Warrant exercise by Australis Capital and retirement of approximately US$4.5 million of company debt;
•	BaM has sufficient capital to execute on construction and opening of all current facilities;
•	Added to the Horizons US Marijuana Index ETF; and
•	Began trading on the OTCQB® Venture Market.

Management Team Promotions and Board Appointments:

•	Appointed Trip Hoffman as Chief Operating Officer;
•	Appointed Mike Mills as President and Interim CEO;
•	Appointed Brent Reuter to Board of Directors; and
•	Appointed David Wenger to Board of Directors.

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“We achieved record sales in fiscal 2019, with GAAP revenues increasing by 98 % year over year as demand for our premium branded products continued to drive our strong growth. All our revenue for fiscal 2019 was booked from our Nevada operations and we look forward to adding revenue from facilities in Ohio, Arkansas as well as our ShowGrow™ dispensaries and the Cathedral City, California operations,” stated Michael Mills, President and Interim chief executive officer of Body and Mind.

Mr. Mills continued, “Complementing our fiscal 2019 sales performance, we made considerable progress expanding our geographic footprint, including our recent entry into California. We also took steps to position ourselves for future growth with the highest quality operational efficiencies. This includes advancing production capacity in Nevada, co-developing a new dispensary in Arkansas and opening the Clubhouse dispensary in Ohio. Today, Body and Mind is an award-winning, cannabis operator with a multi-state presence, a strong balance sheet and considerable growth prospects. Going forward, we intend to accelerate our growth by pursuing new state licenses, upgrading and expanding our existing assets and evaluating attractive acquisition opportunities. We look forward to updating you on our progress as we continue to execute through fiscal 2020 and beyond.”

The audited consolidated financial statements for the fiscal year ended July 31, 2019 are available on SEDAR and EDGAR and should be read in connection with this news release.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated November 14, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: November 14, 2019	By:	/s/ Michael Mills
Michael Mills
President and Interim CEO

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